                                       >

                                                               November 22, 2002
Dear Shareholders,

     We are pleased to present the Annual Report of Concorde Funds, Inc. for the fiscal year ended September 30, 2002. Concorde Investment Management, the investment advisor for Concorde Funds, has continued to apply a consistent, fundamentally-based management style for both Funds during this time period. Although the second half of the year has proved disappointing for all segments of the equity market, the Concorde Value Fund outperformed most broad market indices and has performed exceedingly well during the bear market which began in early 2000. The Concorde Income Fund has proven to be an extremely stable investment during this period also, providing a positive return during the first and last six months of the fiscal year.

CONCORDE VALUE FUND

     The Concorde Value Fund (the "Value Fund") generated a total return of (12.75%) for the fiscal year. Performance during the last half of the fiscal year, as the broad market dropped significantly, was superior to almost all market indices, narrowing the negative performance gap created during the October through March period. Importantly, the Value Fund outperformed the most widely recognized market index, the S&P 500, by over 7% for the full year and by over 31% for the three years ending September 2002. The technology oriented NASDAQ has lost a dramatic 57.32% over that same three year period. Generally it can be said that the value strategy was very defensive in the last three years as exhibited below.

                                                                       CUMULATIVE*
                                                 FULL FISCAL YEAR*    3 YEARS ENDING
                                                 OCT 2001-SEPT 2002     SEPT 2002
                                                 ------------------   --------------
CONCORDE VALUE FUND                                   (12.75%)            (2.54%)
S&P 500                                               (20.47%)           (33.89%)
Russell 2000                                           (9.30%)           (11.81%)
Wilshire 4500                                          (8.57%)           (23.02%)
Morningstar Mid Cap Value Funds                        (8.83%)             7.73%

---------------------

* Source = Morningstar, Inc.

     Most sectors provided net losses for the year; however, energy, industrial, cyclicals, and real estate contributed gains. The entertainment, retail, conglomerate, services and technology sectors produced the largest group losses. It is important to note that almost 58% of the Fund's net losses for fiscal year ending in September were due to two stocks -- WorldCom and Tyco -- both of which are subject to investigations of impropriety on the part of their management. Although both companies have fundamentally sound businesses, it is difficult for any investor to make appropriate decisions when presented with fraudulent information.

     Devon Energy and Weatherford International, our only energy holdings, both posted significant gains for the fiscal year as industry fundamentals, prospects and pricing remained positive. We continue to believe exposure to this industry is warranted. Likewise, our two industrial holdings, Lockheed Martin and Delphi Corporation, had positive returns. We sold our total Delphi position early in the second half of the year, and watched the stock subsequently drop further. Lockheed continued to report earnings gains and we reduced our position as the stock rose. First Industrial

Realty Trust dropped moderately during the last half of the year but still managed a positive total return for the full year as their results weakened somewhat in early 2002 as a result of the slower economy.

     Among our entertainment holdings, Vivendi Universal provided a significant loss before we exited our position in the middle of the year. Hasbro provided a modest gain and Walt Disney was neutral to total return for the year before both were sold as near term prospects became weaker. In the retail trade sector, existing holding IHOP generated a small loss and new holdings Office Depot and Sonic Automotive dropped considerably after our initial purchases, which were made at prices well below recent highs. We believe all of these stocks represent excellent value and have significant recovery potential over the next several years as the economy begins to grow at a faster rate.

     In the services and technology segment, almost every individual holding generated a loss as these industries continued to suffer a dramatic downturn. The largest contributors included Arrow Electronic, Intel, World Com Group and Oracle Corp. Maxim Integrated Products was our lone positive performer, generating a gain before we exited the position. At year-end we continued to hold Oracle, American Power Conversion, Arrow and Intel as we feel these market leaders have survived the depression in their specific industries and should benefit most when business recovers.

     Among stocks in other industry groups, Fedders, Philip Morris, Tupperware and Playtex Products had losses and ConAgra and SuperValu had gains in the consumer sector; Delphi Financial posted a gain and Lehman Brothers and MBIA, Inc. losses among the financials; Conmed, a new holding, and U.S. Oncology had gains and Merck recorded a loss for the fiscal year in the health sector.

     In conclusion, our broad industry diversification and long-term value based analysis strategy did not enable us to escape the drop in the broad market over the past two quarters but did protect the asset base well over the last three years. One of the principal components of the Fund's strategy is preservation of capital in difficult markets. Given the dramatic declines seen in most of the broad indices and broad international and domestic markets, the Fund's record over the last three years of preservation of capital is noteworthy. It is important to remember that the S&P 500, Wilshire 4500, NASDAQ and Russell 2000 would have to recover by 51.3%, 29.9%, 134.3%, and 13.4% respectively to simply return to the restoration of capital loss that they have incurred in the past three years in contrast to the Value Fund that only must increase 2.6% to recover its losses.

     Our strategy should continue to put the fund in a position to recover strongly as the market and economy recover. We will continue to apply our strategy on a consistent basis in order to generate meaningful risk adjusted returns over the long term.

CONCORDE INCOME FUND

     The total return for the Concorde Income Fund (the "Income Fund") was 6.47% for the year, providing positive returns including substantial cash dividends during the first and second half. Quarterly dividends totaled $0.475, a decrease from the prior year reflecting the decrease in interest rates in fixed income securities of all maturities. The cumulative performance over the last three years has been exemplary.

                                                                       CUMULATIVE*
                                                 FULL FISCAL YEAR*    3 YEARS ENDING
                                                 OCT 2001-SEPT 2002     SEPT 2002
                                                 ------------------   --------------
CONCORDE INCOME FUND                                    6.47%             30.47%
Three Month U.S. Treasury Bill                          1.84%             13.13%
Lehman Brothers Intermediate Gov/Corp.                  8.09%             29.64%
Lehman Brothers Government Bond                        10.04%             33.57%

---------------------

* Source = Morningstar, Inc.

     Although providing a positive total return for the year that was competitive with market indices, performance lagged during the second half of the fiscal year as our strategy of shortening the average maturity of fixed income holdings lessened gains as rates dropped further. We believe that yields on high quality Treasury and Agency issues are close to a low for this cycle and holding longer term notes and bonds could pose a significant risk if rates rise.

     The fixed income securities held in the fund, primarily U.S. Treasury Notes and Agency securities, generated total returns for the year in the high single digits. Contributions were spread across both short and medium term maturity holdings as interest rates dropped across the yield curve. Our U.S. Treasury Notes provided slightly higher returns as the highest quality issues performed best during this time of difficult financial markets. Our allocation towards the fixed income portion of the Fund remained stable at approximately 55-60%.

     The income producing common stocks held by the Fund had varied results for the year but collectively contributed a significant positive return. Utility holdings TECO Energy and DQE Inc., along with El Paso Energy Partners and MCI Group had negative returns for the year. El Paso and MCI Group performance was significantly impacted by the negative publicity accorded to their corporate partners. TECO and DQE positions were sold during the year as their business prospects became weaker.

     Among the Fund's preferred stock holdings, only AMR Corp. 7.875% had a loss as the airline industry deteriorated further. At current levels we are holding this issue with expectations of price recovery. The remaining preferred securities which provided the greatest returns include the Allstate Finance 7.95%, First Industrial Realty 7.90%, Lehman Brothers Capital 8.00% and the Public Storage 8.25%.

     Overall our common stock and preferred stock segments of the portfolio performed extremely well in a very difficult market climate. We believe our prudent diversification and fundamental analysis greatly contributed to this performance.

SUMMARY

     Thank you for your past and future support as we strive to maintain the highest standards in managing Concorde Funds, Inc.

                                          Sincerely,

                                          /s/ GARY B. WOOD
                                          Gary B. Wood, Ph.D.
                                          President

                               [VALUE FUND CHART]

NOTE: The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. The Morningstar Mid Cap Value is an index representing performance of a universe of equity mutual funds primarily investing in medium size stocks with relatively lower price valuations. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [INCOME FUND]

NOTE: The Lehman Brothers Intermediate Government/Corporate Index is representative of returns from medium term U.S. government and corporate bonds. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and financial highlights for the four years then ended were audited by other auditors whose report dated November 6, 2001, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in Note 7 to the financial statements, an agreement was entered into subsequent to September 30, 2002, that may, upon Board and shareholder approval, change significant agreements and effect new agreements with the Fund.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /S/ BRAD A. KINDER
                                          BRAD A. KINDER, CPA

Flower Mound, Texas
October 23, 2002, except
for Note 7, as to which the
date is November 8, 2002

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

SEPTEMBER 30, 2002

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS
CONGLOMERATES
  Tyco International Ltd....................................    27,030    $   381,123       3.26%
                                                                          -----------     ------
CONSUMER DURABLES
  Fedders Corporation Class A...............................    47,400        119,448       1.02
                                                                          -----------     ------
CONSUMER STAPLES
  ConAgra Foods, Inc.(b)....................................    22,036        547,595       4.69
  Philip Morris Companies Inc...............................    12,500        485,000       4.15
  Playtex Products Inc.(a)..................................    40,000        340,400       2.91
  SUPERVALU INC.............................................    18,300        295,545       2.53
  Tupperware Corporation....................................    20,000        332,400       2.85
                                                                          -----------     ------
                                                                            2,000,940      17.13
                                                                          -----------     ------
ENERGY AND NATURAL RESOURCES
  Devon Energy Corporation..................................     7,500        361,875       3.10
  Weatherford International, Inc.(a)........................    11,500        427,110       3.66
                                                                          -----------     ------
                                                                              788,985       6.75
                                                                          -----------     ------
ENTERTAINMENT
  Comcast Corporation(a)....................................     9,000        187,740       1.61
                                                                          -----------     ------
FINANCE AND INSURANCE
  Delphi Financial Group Inc................................     9,748        355,022       3.04
  Lehman Brothers Holdings Inc.(c)..........................    14,000        686,700       5.88
  MBIA Incorporated.........................................    12,000        479,400       4.10
  The First American Corporation............................     5,000        102,150       0.87
                                                                          -----------     ------
                                                                            1,623,272      13.89
                                                                          -----------     ------

See notes to financial statements.
 6

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2002

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS (CONTINUED)
HEALTH
  CONMED Corporation(a).....................................    19,700    $   396,955       3.40%
  Johnson & Johnson(c)......................................    12,000        648,960       5.55
  Merck & Co Inc............................................     7,800        356,538       3.05
  US Oncology, Inc.(a)......................................    38,580        312,884       2.68
                                                                          -----------     ------
                                                                            1,715,337      14.68
                                                                          -----------     ------
INDUSTRIAL CYCLICALS
  Lockheed Martin Corporation(d)............................    10,000        646,700       5.54
                                                                          -----------     ------
REAL ESTATE
  First Industrial Realty Trust, Inc........................    10,000        309,900       2.65
                                                                          -----------     ------
RETAIL TRADE
  IHOP Corporation(a).......................................    16,000        385,600       3.30
  Office Depot Inc.(a)......................................    30,000        370,200       3.17
  Sonic Automotive Inc.(a)..................................    20,000        354,000       3.03
                                                                          -----------     ------
                                                                            1,109,800       9.50
                                                                          -----------     ------
SERVICES
  Oracle Corporation(a).....................................    40,000        314,400       2.69
  Waste Management, Inc.....................................    20,000        466,400       3.99
                                                                          -----------     ------
                                                                              780,800       6.68
                                                                          -----------     ------
TECHNOLOGY
  American Power Conversion Corporation(a)..................    18,000        172,080       1.47
  Arrow Electronics, Inc.(a)................................    15,000        189,450       1.62
  Intel Corporation.........................................    22,000        305,580       2.62
                                                                          -----------     ------
                                                                              667,110       5.71
                                                                          -----------     ------
UTILITIES
  CH Energy Group, Inc......................................     6,000        281,580       2.41
                                                                          -----------     ------
TOTAL COMMON STOCKS (cost $8,824,125).......................               10,612,735      90.84
                                                                          -----------     ------

See notes to financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2002

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
SHORT TERM DEMAND NOTES
  American Family Financial Services, 1.41%.................   521,836    $   521,836       4.46%
  Wisconsin Corporate Central Credit Union, 1.48%...........   461,435        461,435       3.95
  Wisconsin Electric Power Company, 1.45%...................   516,267        516,267       4.42
                                                                          -----------     ------
TOTAL SHORT TERM DEMAND NOTES (cost $1,499,538).............                1,499,538      12.83
                                                                          -----------     ------
CERTIFICATE OF DEPOSIT
  Firstar Bank Milwaukee, 1.83%, due 1/16/2003 (cost
     $2,684)................................................     2,684          2,684       0.02
                                                                          -----------     ------
TOTAL INVESTMENTS IN SECURITIES (cost $10,326,347)..........              $12,114,957     103.69%
                                                                          ===========     ======

---------------------

Notes:

(a) Presently non-income producing
(b) 5,000 shares subject to option
(c) 6,000 shares subject to option
(d) 2,500 shares subject to option

See notes to financial statements.
 8

CONCORDE VALUE FUND
COVERED CALL OPTIONS WRITTEN

SEPTEMBER 30, 2002

                                                              SHARES SUBJECT
                                                                 TO CALL        VALUE
                                                              --------------   --------
SECURITY/EXPIRATION DATE/EXERCISE PRICE
  ConAgra Foods, Inc./October/17.50.........................      5,000        $ 36,500
  Johnson & Johnson/October/35..............................      3,000          56,400
  Johnson & Johnson/October/45..............................      3,000          27,300
  Lehman Brothers Holdings Inc./October/35..................      6,000          82,200
  Lockheed Martin Corporation/December/50...................      2,500          38,500
                                                                               --------
TOTAL (premiums received $290,501)..........................                   $240,900
                                                                               ========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2002

ASSETS
  Investments in securities, at value (cost $10,326,347)....  $12,114,957
  Receivables
     Dividends..............................................       24,986
     Interest...............................................        1,577
  Other assets..............................................        3,701
                                                              -----------
TOTAL ASSETS................................................   12,145,221
                                                              -----------
LIABILITIES
  Covered call options written, at value (premiums received
     $290,501)..............................................      240,900
  Payable for securities purchased..........................      199,090
  Investment advisory fee payable...........................        9,116
  Accrued expenses..........................................       12,665
                                                              -----------
TOTAL LIABILITIES...........................................      461,771
                                                              -----------
NET ASSETS
  Equivalent to $12.79 per share on 913,306 shares of
     capital stock outstanding..............................  $11,683,450
                                                              ===========

See notes to financial statements.
 10

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
  Investment income
     Dividends..............................................  $   212,953
     Interest...............................................       25,760
                                                              -----------
  Total investment income...................................      238,713
                                                              -----------
  Expenses
     Investment advisory fee................................      126,640
     Custodian fees.........................................        5,329
     Printing, postage and delivery.........................        8,149
     Accounting fees........................................       23,302
     Transfer agent fees....................................       13,762
     Legal fees.............................................        1,524
     Registration fees......................................        2,916
     Audit fees.............................................       16,798
     Other expenses.........................................        4,520
                                                              -----------
  Total expenses............................................      202,940
                                                              -----------
  NET INVESTMENT INCOME.....................................       35,773
                                                              -----------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND
  REALIZED GAIN AND UNREALIZED APPRECIATION ON COVERED CALL
  OPTIONS WRITTEN
  Net realized gain on investments in securities............      102,678
  Net realized gain on covered call options written.........      171,939
  Net change in unrealized appreciation of investments in
     securities.............................................   (1,848,927)
  Net change in unrealized appreciation of covered call
     options written........................................     (139,078)
                                                              -----------
  NET LOSS ON INVESTMENTS...................................   (1,713,388)
                                                              -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $(1,677,615)
                                                              ===========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                 2002          2001
                                                              -----------   -----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $    35,773   $    49,103
  Net realized gain on investments..........................      274,617     1,075,683
  Net change in unrealized appreciation of investments......   (1,988,005)   (2,101,656)
                                                              -----------   -----------
  Net decrease in net assets resulting from operations......   (1,677,615)     (976,870)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................      (23,571)      (52,315)
  Net realized gains on investments.........................   (1,104,555)     (740,133)
CAPITAL SHARE TRANSACTIONS -- NET...........................      798,914      (353,401)
                                                              -----------   -----------
  Total decrease in net assets..............................   (2,006,827)   (2,122,719)
NET ASSETS
  Beginning of year.........................................   13,690,277    15,812,996
                                                              -----------   -----------
  End of year (including undistributed net investment income
     of $39,183 and $26,981 respectively)...................  $11,683,450   $13,690,277
                                                              ===========   ===========

See notes to financial statements.
 12

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------
                                              2002      2001      2000      1999       1998
                                            --------   -------   -------   -------   --------
PER SHARE DATA(1):
Net asset value, beginning of year........  $  15.87   $ 17.95   $ 15.50   $ 15.36   $  19.66
                                            --------   -------   -------   -------   --------
Income from investment operations:
  Net investment income...................      0.04      0.06      0.03      0.02       0.02
  Net realized and unrealized gain (loss)
     on investments in securities.........     (1.79)    (1.22)     2.93      2.64      (2.73)
                                            --------   -------   -------   -------   --------
  Total income (loss) from investment
     operations...........................     (1.75)    (1.16)     2.96      2.66      (2.71)
                                            --------   -------   -------   -------   --------
Less distributions:
  Distributions from net investment
     income...............................     (0.03)    (0.06)    (0.02)       --      (0.06)
  Distributions from net realized gains...     (1.30)    (0.86)    (0.49)    (2.52)     (1.53)
                                            --------   -------   -------   -------   --------
  Total from distributions................     (1.33)    (0.92)    (0.51)    (2.52)     (1.59)
                                            --------   -------   -------   -------   --------
Net asset value, end of year..............  $  12.79   $ 15.87   $ 17.95   $ 15.50   $  15.36
                                            ========   =======   =======   =======   ========
TOTAL RETURN..............................   (12.75%)   (6.68%)   19.71%    18.38%    (14.76%)
                                            ========   =======   =======   =======   ========
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
     thousands)...........................  $ 11,683   $13,690   $14,367   $17,532   $ 12,580
  Ratio of expenses to average net
     assets...............................     1.44%     1.50%     1.39%     1.60%      1.62%
  Ratio of net investment income to
     average net assets...................     0.25%     0.34%     0.12%     0.38%      0.53%
  Portfolio turnover rate.................    40.94%    34.60%    44.62%    30.62%     26.10%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

     Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Income Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  OPTION WRITING

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

  INCOME TAXES

     The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2002, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2 -- COVERED CALL OPTIONS WRITTEN

     As of September 30, 2002, investment securities valued at $904,705 were held by the custodian in connection with covered call options written by the Fund.

     Transactions in covered call options written for the year ended September 30, 2002 were as follows:

                       NUMBER OF
                       CONTRACTS     AMOUNTS
                       ---------   -----------
Beginning............      275     $   341,079
Written..............    1,730       2,061,304
Expired..............      (70)        (11,455)
Exercised............     (109)       (120,174)
Closed...............   (1,631)     (1,980,253)
                        ------     -----------
Ending...............      195     $   290,501
                        ======     ===========

NOTE 3 -- DISTRIBUTION TO SHAREHOLDERS

     A distribution to shareholders of $1.33 per share aggregating $1,128,126 was declared on December 20, 2001 from net investment income and net realized gains from investment transactions. The distribution was paid on December 20, 2001 to shareholders of record on December 18, 2001.

     At September 30, 2002, the Fund had undistributed net realized gains of $255,743, of which none are short term.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2002, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund's series (Series A), 10,000,000 shares are classified as Concorde Income Fund series (Series B), and the remaining balance is unallocated for future use. As of September 30, 2002, capital paid-in aggregated $9,550,313.

     Transactions in shares of capital stock for the years ended September 30, 2002 and 2001 were as follows:

                                   2002
                           --------------------
                           SHARES      AMOUNT
                           -------   ----------
Shares sold..............   25,565   $  392,315
Shares issued in
  reinvestment of
  dividends..............   70,026    1,128,126
                           -------   ----------
                            95,591    1,520,441
Shares redeemed..........   44,713      721,527
                           -------   ----------
Net increase.............   50,878   $  798,914
                           =======   ==========

                                   2001
                           --------------------
                           SHARES      AMOUNT
                           -------   ----------
Shares sold..............   16,758   $  295,604
Shares issued in
  reinvestment of
  dividends..............   47,566      792,449
                           -------   ----------
                            64,324    1,088,053
Shares redeemed..........   83,064    1,441,454
                           -------   ----------
Net decrease.............  (18,740)  $ (353,401)
                           =======   ==========

NOTE 5 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $5,464,216 and $5,902,629, respectively, for common stock, and $0 and $0, respectively, for U.S. government obligations for the year ended September 30, 2002. As of September 30, 2002, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation.......   $ 2,845,792
Unrealized depreciation.......    (1,007,581)
                                 -----------
Net unrealized appreciation...   $ 1,838,211
                                 ===========

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund's investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $126,640 for the year ended September 30, 2002, of which $9,116 was payable at year end.

     Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

NOTE 7 -- SUBSEQUENT EVENTS

     Concorde entered into an agreement as of October 31, 2002 with Value Line, Inc. (Value Line), a New York corporation, which provides investment advisory services to mutual funds, institutions and individual clients. The agreement provides, among other things that: 1) Value Line will execute an Investment Advisory Agreement with the Fund and assume all operational and accounting responsibilities of the Fund. For such services Value Line will receive an annual fee of .9% of the Fund's average daily net assets, payable monthly and pro-rated for the portion of the year the agreement is in effect; 2) Concorde will execute a Sub-Advisory Agreement with Value Line and the Fund to manage the assets of the Fund. Value Line will compensate Concorde for its services; 3) the Company will reincorporate in the state of Maryland as Value Line Value Fund, Inc. and; 4) Value Line and Concorde will use their best efforts to cause the Board to adopt a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. As compensation for the services to be provided under the distribution plan, Value Line Securities, Inc. will be paid a fee at the annual rate of .25% of the Fund's average daily net assets. All of these items are subject to approval by the Board of Directors and the shareholders of the Fund.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Income Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and financial highlights for the four years then ended were audited by other auditors whose report dated November 6, 2001, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in Note 6 to the financial statements, on November 18, 2002 the Fund ceased accepting orders to purchase its shares in anticipation of its liquidation prior to December 31, 2002.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Income Fund portfolio of Concorde Funds, Inc. as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /S/ BRAD A. KINDER
                                          BRAD A. KINDER, CPA

Flower Mound, Texas
October 23, 2002, except
for Note 6, as to which the
date is November 18, 2002

CONCORDE INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

SEPTEMBER 30, 2002

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
BONDS AND NOTES
FEDERAL AGENCY OBLIGATIONS
  Federal Farm Credit Bank, 4.8%, due 5/07/2007, callable
     11/07/2002.............................................   100,000    $  100,289       2.15%
  Federal Farm Credit Bank, 4.24%, due 1/03/2008, callable
     1/03/2003..............................................   200,000       200,556       4.30
  Federal Home Loan Bank, 5.34%, due 5/23/2007, callable
     5/23/2003..............................................   200,000       204,416       4.38
  Federal Home Loan Bank, 6.05%, due 2/27/2009, callable
     2/27/2003..............................................   100,000       101,501       2.18
  Federal Home Loan Bank, 6.2%, due 6/2/2009................   200,000       229,619       4.92
  Federal Home Loan Bank, 7.625%, due 5/14/2010.............   100,000       124,240       2.66
  Federal Home Loan Bank, 6.35%, due 8/10/2011, callable
     8/10/2004..............................................   150,000       158,242       3.39
  Federal Home Loan Bank, 5.70%, due 10/24/2011, callable
     10/24/2003.............................................   100,000       102,007       2.19
  Federal Home Loan Mortgage Corporation, 5.9%, due
     2/14/2006..............................................   150,000       165,825       3.55
  Federal Home Loan Mortgage Corporation, 6.99%, due
     7/26/2006..............................................   200,000       230,711       4.95
  Federal Home Loan Mortgage Corporation, 7.136%, due
     4/23/2007..............................................   100,000       117,348       2.52
  Federal National Mortgage Association, 7.125%, due
     2/15/2005..............................................   100,000       111,229       2.38
  Federal National Mortgage Association, 6.85%, due
     8/22/2005..............................................   200,000       224,646       4.82
  Federal National Mortgage Association, 6.41%, due
     3/08/2006..............................................   200,000       224,464       4.81
  Federal National Mortgage Association, 6.7%, due
     6/19/2007..............................................   200,000       231,377       4.96
                                                                          ----------     ------
                                                                           2,526,470      54.16
                                                                          ----------     ------
U.S. TREASURY OBLIGATIONS
  U.S. Treasury Note, 4.625%, due 5/15/2006.................   400,000       432,938       9.28
                                                                          ----------     ------
TOTAL BONDS AND NOTES (cost $2,722,537).....................               2,959,408      63.44
                                                                          ----------     ------
CLOSED-END FIXED INCOME FUNDS
  Pimco Commercial Mortgage Securities Trust Inc............     8,000       118,000       2.53
  Strategic Global Income Fund Inc..........................     8,000       102,000       2.19
                                                                          ----------     ------
TOTAL CLOSED-END FIXED INCOME FUNDS (cost $197,559).........                 220,000       4.72
                                                                          ----------     ------

See notes to financial statements.

CONCORDE INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2002

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
COMMON STOCKS
ENERGY AND NATURAL RESOURCES
  El Paso Energy Partners...................................     1,600    $   47,328       1.01%
                                                                          ----------     ------
REAL ESTATE
  Corporate Office Properties Trust.........................     4,500        60,975       1.31
  First Industrial Realty Trust, Inc........................     4,000       123,960       2.66
  Host Marriott Corporation.................................     5,000        46,400       0.99
                                                                          ----------     ------
                                                                             231,335       4.96
                                                                          ----------     ------
UTILITIES
  American States Water Company.............................     1,500        39,330       0.84
  CH Energy Group, Inc......................................     2,000        93,860       2.01
                                                                          ----------     ------
                                                                             133,190       2.85
                                                                          ----------     ------
TOTAL COMMON STOCKS (cost $348,458).........................                 411,853       8.83
                                                                          ----------     ------
PREFERRED STOCKS
  AMR Corporation, 7.875% Preferred.........................     3,500        36,925       0.79
  Alabama Power, 7% Preferred...............................     4,200       106,344       2.28
  First Industrial Realty Trust, 7.9% Series E Preferred....     3,500        86,450       1.85
  General Motors Corp, 7.25% Preferred......................     3,200        80,032       1.72
  Lehman Brothers Cap Tr, 8% Preferred......................     3,600        92,232       1.98
  Merrill Lynch Capital Trust, 8% Class C Preferred.........     2,500        65,375       1.40
  Public Storage, Inc., 8.25% Series L Preferred............     3,600        92,700       1.99
  Transamerica Finance Corp., 7.1% Preferred................     4,000       101,000       2.17
                                                                          ----------     ------
TOTAL PREFERRED STOCKS (cost $685,007)......................                 661,058      14.17
                                                                          ----------     ------
SHORT TERM DEMAND NOTES
  American Family Financial Services, 1.41%.................   193,268       193,268       4.14
  Wisconsin Corporate Central Credit Union, 1.48%...........   202,913       202,913       4.35
  Wisconsin Electric Power Company, 1.45%...................   202,788       202,788       4.35
                                                                          ----------     ------
TOTAL SHORT TERM DEMAND NOTES (cost $598,969)...............                 598,969      12.84
                                                                          ----------     ------
TOTAL INVESTMENTS IN SECURITIES (cost $4,552,530)...........              $4,851,288     103.99%
                                                                          ==========     ======

See notes to financial statements.
 20

CONCORDE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2002

ASSETS
  Investments in securities, at value (cost $4,552,530).....  $4,851,288
  Receivables
     Dividends..............................................       5,910
     Interest...............................................      38,717
                                                              ----------
TOTAL ASSETS................................................   4,895,915
                                                              ----------
LIABILITIES
  Payable for securities purchased..........................     200,000
  Investment advisory fee payable...........................      14,438
  Accrued expenses..........................................      16,265
                                                              ----------
TOTAL LIABILITIES...........................................     230,703
                                                              ----------
NET ASSETS
  Equivalent to $10.35 per share on 450,715 shares of
     capital stock outstanding..............................  $4,665,212
                                                              ==========

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
  Investment income
     Dividends..............................................  $121,666
     Interest...............................................   162,774
                                                              --------
  Total investment income...................................   284,440
                                                              --------
  Expenses
     Investment advisory fee................................    32,978
     Custodian fees.........................................     1,751
     Printing, postage and delivery.........................     5,990
     Accounting fees........................................    24,972
     Transfer agent fees....................................     8,574
     Legal fees.............................................     1,330
     Registration fees......................................     1,567
     Audit fees.............................................    12,555
     Other expenses.........................................     2,409
                                                              --------
  Total expenses............................................    92,126
  Expense reimbursement by Advisor..........................    (9,829)
                                                              --------
  Expenses, net of reimbursement by Advisor.................    82,297
                                                              --------
  NET INVESTMENT INCOME.....................................   202,143
                                                              --------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS
  Net realized gain on investments in securities............    43,083
  Net change in unrealized appreciation of investments in
     securities.............................................    51,075
                                                              --------
  NET GAIN ON INVESTMENTS...................................    94,158
                                                              --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $296,301
                                                              ========

See notes to financial statements.
 22

CONCORDE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                 2002         2001
                                                              ----------   ----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $  202,143   $  243,678
  Net realized gain on investments..........................      43,083      142,509
  Net change in unrealized appreciation of investments......      51,075      213,019
                                                              ----------   ----------
  Net increase in net assets resulting from operations......     296,301      599,206
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................    (215,180)    (248,654)
CAPITAL SHARE TRANSACTIONS -- NET...........................    (339,583)    (320,887)
                                                              ----------   ----------
  Total increase (decrease) in net assets...................    (258,462)      29,665
NET ASSETS
  Beginning of year.........................................   4,923,674    4,894,009
                                                              ----------   ----------
  End of the year (including undistributed net investment
     income (loss) of $(12,037) and $1,000, respectively)...  $4,665,212   $4,923,674
                                                              ==========   ==========

See notes to financial statements.

CONCORDE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                          YEAR ENDED SEPTEMBER 30,
                                                ---------------------------------------------
                                                 2002      2001      2000     1999      1998
                                                ------    -------   ------   -------   ------
PER SHARE DATA(1):
Net asset value, beginning of period..........  $10.18    $  9.49   $ 9.26   $ 10.01   $10.41
                                                ------    -------   ------   -------   ------
Income from investment operations:
  Net investment income.......................    0.44       0.51     0.50      0.49     0.49
  Net realized and unrealized gain (loss) on
     investments in securities................    0.21       0.69     0.24     (0.76)   (0.39)
                                                ------    -------   ------   -------   ------
  Total income (loss) from investment
     operations...............................    0.65       1.20     0.74     (0.27)    0.10
                                                ------    -------   ------   -------   ------
Less distributions:
  Distributions from net investment income....   (0.48)     (0.51)   (0.51)    (0.48)   (0.50)
                                                ------    -------   ------   -------   ------
Net asset value, end of period................  $10.35    $ 10.18   $ 9.49   $  9.26   $10.01
                                                ======    =======   ======   =======   ======
TOTAL RETURN..................................   6.47%     12.78%    8.32%    (2.80%)   0.92%
                                                ======    =======   ======   =======   ======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....  $4,665    $ 4,924   $4,894   $ 5,038   $4,818
  Ratio of expenses (before reimbursement) to
     average net assets.......................   1.96%      2.25%    2.21%     2.38%    2.46%
  Ratio of expenses (net of reimbursement) to
     average net assets.......................   1.75%      1.75%    1.75%     1.88%    1.89%
  Ratio of net investment income to average
     net assets...............................   4.29%      4.88%    5.43%     5.01%    4.78%
  Portfolio turnover rate.....................  31.89%     23.50%   35.47%    29.63%   18.84%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.
 24

CONCORDE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

     Concorde Income Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1995. The primary investment objective of the Fund is to produce current income. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Value Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation. Short-term demand notes are stated at amortized cost, which approximates fair value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES

     The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2002, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
NOTE 2 -- DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders from net investment income were as follows:

                                       PER
       RECORD              PAID       SHARE     AMOUNT
       ------          -------------  ------   --------
December 18, 2001      December 20,
                         2001         $0.120   $ 54,529
March 26, 2002         March 28,
                         2002          0.120     54,529
June 18, 2002          June 20, 2002   0.120     54,466
September 24, 2002     September 26,
                         2002          0.115     51,591
                                      ------   --------
                                      $0.475   $215,180
                                      ======   ========

     At September 30, 2002, the Fund had available for federal income tax purposes a capital loss carryforward of $121,243, which expires in 2008.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2002, there were 30,000,000 shares of $1 par value capital stock authorized of which 10,000,000 shares are classified as the Fund's series (Series B), 9,841,293 shares are classified as Concorde Value Fund series (Series A), and the remaining balance is unallocated for future use. As of September 30, 2002, capital paid-in aggregated $4,499,734.

     Transactions in shares of capital stock for the years ended September 30, 2002 and 2001 were as follows:

                                2002
                         -------------------
                         SHARES     AMOUNT
                         -------   ---------
Shares sold............   22,077   $ 226,971
Shares issued in
  reinvestment of
  dividends............   20,870     213,755
                         -------   ---------
                          42,947     440,726
Shares redeemed........   75,777     780,309
                         -------   ---------
Net decrease...........  (32,830)  $(339,583)
                         =======   =========

                                2001
                         -------------------
                         SHARES     AMOUNT
                         -------   ---------
Shares sold............    6,213   $  60,488
Shares issued in
  reinvestment of
  dividends............   24,674     247,033
                         -------   ---------
                          30,887     307,521
Shares redeemed........   63,063     628,408
                         -------   ---------
Net decrease...........  (32,176)  $(320,887)
                         =======   =========

NOTE 4 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $383,390 and $786,820, respectively, for fixed income funds, common stocks, preferred stocks and convertible preferred stocks, and $1,008,900 and $952,863, respectively, for U.S. government obligations for the year ended September 30, 2002. Net gain on investments for the year ended September 30, 2002 was $94,158. That amount represents the net increase in value of investment securities held during the year. As of September 30, 2002, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

Unrealized appreciation..........   $361,184
Unrealized depreciation..........    (62,426)
                                    --------
Net unrealized appreciation......   $298,758
                                    ========

NOTE 5 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund's investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.7% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $32,978 for the year ended September 30, 2002, of which $14,438 was payable at year end. Under an expense reimbursement agreement, Concorde is required to reimburse the Fund for expenses in excess of 1.75% of average daily net assets. The expense reimbursement under this arrangement for the year ended September 30, 2002 was $9,829.

     Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

NOTE 6 -- SUBSEQUENT EVENTS

     On November 18, 2002 the Fund ceased accepting orders to purchase its shares in anticipation of its liquidation prior to December 31, 2002. The Fund intends to liquidate its investments in an orderly fashion as is necessary to fund anticipated redemption requests.

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INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  John R. Bradford, Ph.D.
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  U.S. Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  U.S. Bancorp Mutual Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
  Brad A. Kinder, CPA
  400 Parker Square
  Suite 250-K
  Flower Mound, Texas 75028

LEGAL COUNSEL
  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 387-8258
  (Fund information)

  (800) 294-1699
  (Shareholder account information)

                             [CONCORDE FUNDS LOGO]

                              A FAMILY OF NO-LOAD
                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                            DATED SEPTEMBER 30, 2002

                             [CONCORDE FUNDS LOGO]